Exhibit 99.1 2nd Quarter 2025 Investment Thesis August 15, 2025

Slides 5 — 15 Executive Summary

3 These materials contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), Section 27A of the Securities Act of 1933 and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934 and Rule 3b-6 promulgated thereunder, notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in our future filings with the Securities and Exchange Commission ("SEC"), in press releases, and in oral and written statements made by us that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. These statements include, but are not limited to, descriptions of Old National’s financial condition, results of operations, asset and credit quality trends, profitability and business plans or opportunities. Forward-looking statements can be identified by the use of words such as "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "guidance," "intend," "may," "outlook," "plan," "potential," "predict," "should," "would," and "will," and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those in such statements, including, but not limited to: competition; government legislation, regulations and policies, including trade and tariff policies; the ability of Old National to execute its business plan; unanticipated changes in our liquidity position, including but not limited to changes in our access to sources of liquidity and capital to address our liquidity needs; changes in economic conditions and economic and business uncertainty which could materially impact credit quality trends and the ability to generate loans and gather deposits; inflation and governmental responses to inflation, including increasing interest rates; market, economic, operational, liquidity, credit, and interest rate risks associated with our business; our ability to successfully manage our credit risk and the sufficiency of our allowance for credit losses; the expected cost savings, synergies and other financial benefits from the merger (the “Merger”) between Old National and Bremer Financial Corporation not being realized within the expected time frames and costs or difficulties relating to integration matters being greater than expected; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the Merger; the impact of purchase accounting with respect to the Merger, or any change in the assumptions used regarding the assets acquired and liabilities assumed to determine their fair value and credit marks; the potential impact of future business combinations on our performance and financial condition, including our ability to successfully integrate the businesses, the success of revenue-generating and cost reduction initiatives and the diversion of management’s attention from ongoing business operations and opportunities; failure or circumvention of our internal controls; operational risks or risk management failures by us or critical third parties, including without limitation with respect to data processing, information systems, cybersecurity, technological changes, vendor issues, business interruption, and fraud risks; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities; disruptive technologies in payment systems and other services traditionally provided by banks; failure or disruption of our information systems; computer hacking and other cybersecurity threats; the effects of climate change on Old National and its customers, borrowers, or service providers; the impacts of pandemics, epidemics and other infectious disease outbreaks; other matters discussed in this investment thesis; and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2024 and other filings with the SEC. These forward-looking statements are based on assumptions and estimates, which although believed to be reasonable, may turn out to be incorrect. Old National does not undertake an obligation to update these forward-looking statements to reflect events or conditions after the date of these materials. You are advised to consult further disclosures we may make on related subjects in our filings with the SEC. Forward-Looking Statements

4 Non-GAAP Financial Measures The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the appendix to this financial review. The Company presents EPS, the efficiency ratio, return on average common equity, return on average tangible common equity, and net income applicable to common shares, all adjusted for certain notable items. These items include CECL Day 1 non-PCD provision expense, merger-related charges associated with completed and pending acquisitions, a pension plan gain, debt securities gains/losses, separation expense, distribution of excess pension assets expense, and FDIC special assessment expense. Management believes excluding these items from EPS, the efficiency ratio, return on average common equity, and return on average tangible common equity may be useful in assessing the Company's underlying operational performance since these items do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding merger-related charges from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these items from these metrics may enhance comparability for peer comparison purposes. The Company presents adjusted noninterest expense, which excludes merger-related charges associated with completed and pending acquisitions, separation expense, distribution of excess pension assets expense, and FDIC special assessment expense, as well as adjusted noninterest income, which excludes a pension plan gain and debt securities gains/losses. Management believes that excluding these items from noninterest expense and noninterest income may be useful in assessing the Company’s underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes. The tax-equivalent adjustment to net interest income and net interest margin recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented using the current federal income tax rate of 21%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes. In management's view, tangible common equity measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity. Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the following reconciliations in the "Non-GAAP Reconciliations" section for details on the calculation of these measures to the extent presented herein.

5 Corporate Strategy Old National’s primary strategic objective is to be a top quartile performing “basic bank” that is a primary, trusted partner to our clients in the communities we serve, and a highly respected, highly valued employer that continually empowers our team members to grow, develop and succeed. Granular & Diversified Loan Portfolio Execute with Relentless Focus and Win in our Key Markets Strong Credit Culture Quality, Low-Cost Deposit Base Proven Acquirer Diversified Revenue Streams Drive Long- Term Shareholder Value

6 Snapshot of Old National Key Financial Metrics Cost of Total Deposits 193 bps Loan-to-Deposit Ratio2 88% Price / Tangible Book Value $12.60 Efficiency Ratio As Reported/ Adjusted3 55.8% / 50.2% Net Charge-Offs / Average Loans, excluding PCD 0.21% 30+ Days Delinquent 0.30 % Nonaccrual Loans / Total Loans 1.24% Tangible Common Equity to Tangible Assets 7.3% ROATCE As Reported / Adjusted3 12.0% / 18.1% CRE Non- Owner Occupied 33% CRE Owner Occupied 12% C&I 31% Residential Real Estate 17% Consumer 7% Summary1 Headquarters Evansville, IN Market Cap $8,464 P / TBV 171% Dividend Yield 2.6% LTM Average Daily Volume (Actual) 2,834,231 Total Assets $70,980 Wealth Assets Under Management $38,289 • 6th largest commercial bank headquartered in Midwest - top 25 banking company based in the U.S. by assets • 351 branches and 425 ATMs Company Description Time 19% Demand 22% NOW 19% Savings 11% Money Market 29% Loan Mix2 Deposit Mix $ in millions, except as noted Financial data as of or for the quarter ended 6/30/2025, except as noted 1 Market data as of 8/14/2025 2 Includes loans held for sale 3 Non-GAAP financial measures that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation P / TBV - price to tangible book value PCD - purchased credit deteriorated ROATCE - return on average tangible common equity LTM - last twelve months

7 Financial data as of or for the quarter ended 6/30/2025, except as noted 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Includes loans held-for-sale 3 Excludes core deposits assumed from Bremer ROATCE - Return of average tangible common equity CET1 - common equity tier 1 RWA - risk-weighted assets TBV - tangible book value PCD - purchased credit deteriorated YoY - year-over-year The Best of Offense and Defense OFFENSE Top quartile 2Q2025 financial metrics • 18.1% Adj. ROATCE1 • 50.2% Adj. Efficiency. Ratio1 Ample liquidity and capital • 88% loan-to-deposit ratio2 • 10.74% CET1 capital to RWA • TBV1 up 14% YoY DEFENSE Quality, peer-leading deposit franchise • Growth in core deposits of 0.8% annualized3 • Low total deposit costs of 193 bps • 75% of core deposits have tenure >5 years • YoY growth in total deposits of 36% Strong credit culture • Well-reserved — 100% weighted Moody’s S-2 scenario • $595 million allowance for credit losses, or 1.24% of total loans, includes ~4% reserve on PCD loans • Additionally, $60 million of discount on acquired loans • Granular and diversified loan portfolio • Low net charge-offs of 21 bps, excluding PCD loans

8 0.25% 1.89% 0.45% 5.69% 3-Year 15-Year 71% 78% 86% 93% 75% Lower Quartile Average Upper Quartile Peer Max ONB 3 and 15-Year Cumulative NCOs / Avg. Loans2Risk-Weighted Assets / Total Assets1 ONB Peer Average Financial data as of or for the quarter ended 6/30/2025, except as noted 1 Peer Group data per S&P Global Market Intelligence as of 3/31/2025 - See Appendix for definition of Peer Group 2 Peer Group data per S&P Capital IQ Pro as of full years 2022-2024 for 3-Year and 2010-2024 for 15-Year 3 Excludes purchased credit deteriorated net charge-offs NCOs - net charge-offs Low-Risk Balance Sheet Relative to Peers 3

9 ONB is Building Capital Faster than Peers1 1.4% 1.3% 1.3% 1.2% 1.2% 1.2% 1.2% 1.2% 1.1% 1.0% 1.0% 1.0% 1.0% 0.9% 0.8% 0.9% 0.7% HWC SNV COLB WTFC WBS ONB CADE PNFP FHN ASB FNB WAL BOKF UMBF ZION CMA VLY 17.5% 17.4% 16.0% 15.5% 14.7% 14.5% 13.4% 13.3% 13.3% 13.3% 13.2% 13.2% 12.9% 12.5% 11.6% 10.7% 7.7% COLB SNV WBS ONB HWC WTFC WAL PNFP CADE UMBF ZION FHN ASB FNB CMA BOKF VLY 11% 14% 15% 18% 22% 25% 26% 29% 31% 31% 32% 32% 33% 33% 38% 46% 52% PNFP UMBF WAL WTFC ONB WBS BOKF SNV HWC ZION FNB CADE FHN ASB VLY COLB CMA 1 Peer Group data per S&P Global Market Intelligence as of 3/31/2025 - See Appendix for definition of Peer Group 2 Core metrics, as defined by S&P Capital IQ Pro ROA - return on assets ROATCE - return on average tangible common equity E - estimated 3 Estimates as of 8/07/2025 4 Defined as 2026E ROATCE x (1- 2026E dividend payout ratio) per FacSet estimates 2026E Payout Ratio3ROATCE2ROA2 Equity Retention Rate3,4 12.4% 12.1% 12.0% 11.9% 11.9% 11.5% 11.4% 10.2% 9.5% 9.1% 9.0% 8.8% 8.6% 8.5% 8.0% 5.5% 4.8% SNV ONB WBS PNFP WTFC WAL UMBF HWC COLB ZION CADE FHN ASB FNB BOKF CMA VLY

10 $8.30 $8.37 $9.00 $10.35 $11.43 $11.70 $9.42 $11.00 $11.91 $12.54 $12.60 2016 2017 2018 2019 2020 2021 2022 2023 2024 1Q25 2Q25 Strong TBV Per Share Growth History1 TBV Per Share CAGR (%) Old National KRX 2-Year 12.4% 9.1% 3-Year 0.6% 1.4% 5-Year 2.9% 3.7% 7-Year 5.2% 5.1% Source: S&P Capital IQ Pro and Company documents 1 Data as of 12/31/2024; average for KRX companies KRX - “KBW” Nasdaq Regional Bank Index TBV - tangible book value CAGR - compound annual growth rate 2016 - 2021 CAGR of 7% 2022 - 2024 CAGR of 12%

11 ONB has Dramatically Enhanced Franchise Value 2013 2025E $10 $72 $6 $381 $1.05 $2.14 $7.85 $13.51 67% 54% ~2,600 ~5,3131 169 3511 $42.7 $145.7 463k 4M $40,663 $81,992 Assets ($B) AUM ($B) Core EPS TBV Per Share Efficiency Ratio Headcount Branches Deposits / Branch ($M)2 Avg. MSA Pop.3 Median HHI Source: S&P Capital IQ Pro 1 Financial data as of or for the quarter ended 6/30/2025 2 Data as of 6/30/2024 FDIC Summary of Deposits including Bremer Financial Corporation on a pro forma basis by MSA 3 Weighted by deposits in MSA E - estimated per FactSet as of 8/12/2025 unless otherwise noted TBV - tangible book value HHI - household income MSA - metropolitan statistical area AUM - assets under management Chicago ~$16B in Deposits #9 Mkt Share Minneapolis ~$9B in Deposits #3 Mkt Share Indianapolis ~$2B in Deposits #12 Mkt Share Milwaukee ~$1B in Deposits #9 Mkt Share Nashville ~$1B in Deposits #16 Mkt Share Partnership with Bremer bolsters ONB to #3 Mkt Share in Minneapolis Footprint and Major Markets2

12 Estimated At Announcement Expected At Close Closing Date Middle of 2025 May 1, 2025 Cost Savings 25% in 2025; 100% in 2026 and thereafter Unchanged One-Time Merger Expenses (pre-tax) ~$194 Unchanged Gross Credit Mark $190 $154 Loan Interest Rate Mark $585 $486 Day 2 Provision (non-PCD loans & unfunded loan commitments) $80 $76 Core Deposit Intangibles $479 $397 CRE Loan Sale Up to $2.4 billion $0 CET1 Ratio 10.2% 10.7%1 Update on Bremer Partnership $ in millions 1 As of 6/30/2025 PCD - purchased credit deteriorated EPS - earnings per share Partnership Highlights Closing occurred earlier than anticipated adding earnings momentum Deal financial metrics exceeding expectations set at announcement Settlement of forward sale on May 23, 2025 with 21.9 million shares issued and net proceeds of $443 million Immediate restructuring of Bremer’s securities portfolio Systems conversion planned for mid- October 2025 Net Impact Earnings Per Share • Modestly higher than originally modeled • Larger balance sheet largely offsets the lower accretion from interest rate marks Tangible Book Value Per Share • Less dilutive due to lower interest rate marks and lower credit mark Tangible Book Value Per Share Earnback • Shorter; ~1.5 years

13 Average Total Deposits $40.1 $40.5 $49.8 $30.6 $31.4 $38.2$9.6 $9.1 $11.6 IB NIB 2Q24 1Q25 2Q25 % Quality, Low-Cost Deposit Franchise Key Performance Drivers • Period-end deposits up $13.3 billion; core deposits up $11.6 billion – Excluding Bremer, core deposits up 0.8% annualized • NIB deposits represent 25% of core deposits • Spot rate of 1.93% on total deposits at June 30, 2025 • 36% of total deposits are exception priced at an average rate1 of 3.19% at June 30, 2025 • Cumulative down-beta for legacy ONB of ~100% for exception priced deposits $ in billions 1 Weighted average rate at end of period IB - interest-bearing NIB - noninterest-bearing YoY - Year-over-year Period-End Total Deposits $40.0 $41.0 $54.4 $19.0 $20.3 $27.3 $15.8 $15.2 $18.2$3.4 $4.0 $5.6 Retail Commercial Public Brokered 2Q24 1Q25 2Q25 Cost of IB 2.46%2.84% 2.52% Total Cost of Deposits 1.85% 2.01% 2.16% 2.25% 2.08% 1.91% 1.93% 4.29% 4.37% 4.27% 3.92% 3.44% 3.34% 3.19% Cost of Deposits Exception Pricing 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 $1.8 $1.5 $3.3 1 Up 36% YoY

14 Net Interest Income Outlook1 Maintaining Neutral Rate Risk Position • 59% of loans are variable/floating-rate – 93% reprice within 3 months • ~$7.0 billion fixed-rate loans and securities expected to reprice over NTM • 36% of total deposits are exception priced at an average rate2 of 3.19% at June 30, 2025 • $10.4 billion of time and brokered deposits mature or reprice over NTM • $3.0 billion of balance sheet hedges providing down-rate protection 2025 Assumptions • Fed cuts rates two times in 2025 (Oct., Dec. - 25bps each) – Neutral balance sheet position provides NII stability if more or less rate cuts occur • 5-year Treasury at ~4.0% • Declining rate total deposit beta of ~40% • NIB mix remains stable at 25% of core deposits • No loan sales are assumed $ in millions 1 Fully Taxable Equivalent Basis 2 Weighted average rate at end of period FTE - Fully taxable equivalent NTM - Next twelve months NII - Net interest income NIB - Noninterest-bearing Quarterly NII Outlook $393 $522 $575 $590 1Q25 (Actual) 2Q25 (Actual) 3Q25 4Q25 ~ ~

15 Outlook 3Q25 Outlook Full-Year 2025 Outlook (vs. Outlook Provided in 1Q25) EOP loans, excl. Bremer (Including HFS) up 2% - 4%, annualized up 4%-6% Unchanged Net interest income (FTE basis)1 ~$575 million ~$2,065 - $2,095 million Up Noninterest income1 ~$120 million ~$435 - $455 million Up Noninterest expense1 ~$375 million ~$1,340 - $1,360 million Unchanged Net charge-off ratio ~0.23% - 0.27% ~0.20% - 0.30% Unchanged Provision for credit losses ~$27 - $32 million ~$115 - $125 million (excl. Bremer day 1 non-PCD double count) Unchanged Income Tax Rates GAAP ~21-22% ~20-21% Unchanged Adjusted FTE ~24% ~24% Unchanged $ in millions 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation FTE - Fully taxable equivalent HFS - held-for-sale EOP - end of period NII - net interest income • Prolonged uncertainty surrounding global economic and trade activity may impact outlook • Bremer partnership brings earnings growth - meaningful balance sheet flexibility given capital outperformance • Maintaining neutral rate risk position provides NII stability to Fed rate actions Uniquely Positioned to Navigate Uncertainty with Higher Capital and Larger Balance Sheet

Financial Details Data as of June 30, 2025

17 Second-Quarter 2025 Highlights $ in Millions, except per share data 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Includes loans held-for-sale TCE - tangible common equity TBV - tangible common book value bps - basis points YoY - Year-over-year CET1 - common equity Tier 1 Key Performance Drivers • Completed Bremer acquisition on May 1, 2025, strengthening our presence in Minnesota and the surrounding Midwest markets • Total and commercial loan2 growth, excluding Bremer, of 3.7% and 4.6% annualized, respectively • Granular, low-cost, peer-leading deposit franchise – Total deposit costs of 193 bps • Relative to guidance, performed in-line or better on all major line items Net interest income Noninterest income Noninterest expense Net charge-off ratio Provision • CET1 of 10.74% exceeding expectations set at Bremer announcement enabling a larger balance sheet • $254 million or 9% decline in criticized and classified loans (excluding Bremer) • TBV1 up 14% YoY Reported Adjusted1 EPS $0.34 $0.53 Net Income $121 $191 Return on Average Assets 0.77% 1.19% Return on Average TCE1 12.0% 18.1% Efficiency Ratio1 55.8% 50.2% Tangible common book value1 $12.60 Core Deposit Growth, excluding Bremer (annualized) 0.8% Total Cost of Deposits 193 bps Total Loan2 Growth, excluding Bremer (annualized) 3.7%

18 2Q25 1Q25 2Q24 % Change End of Period Balances 2Q25 vs. 1Q25 2Q25 vs. 2Q24 Available-for-sale securities, at fair value $11,005 $7,754 $7,105 42% 55% Held-to-maturity securities, at amortized cost $2,926 $2,943 $2,986 (1)% (2)% Total loans1 $47,980 $36,455 $36,217 32% 32% Total assets $70,980 $53,878 $53,120 32% 34% Total deposits $54,358 $41,035 $39,999 32% 36% Borrowings $7,346 $5,447 $6,085 35% 21% Total liabilities $62,853 $47,343 $47,045 33% 34% Shareholders’ equity $8,126 $6,535 $6,075 24% 34% CET1 capital to RWA2 10.74% 11.62% 10.73% (8)% —% AOCI $(600) $(649) $(791) 8% 24% Tangible common book value3 $12.60 $12.54 $11.05 —% 14% Loans / Deposits 88% 89% 91% (1)% (3)% Liquid, Well-Capitalized Balance Sheet $ in millions 1 Includes loans held-for-sale 2 2Q25 figures are preliminary 3 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation CET1 - common equity Tier 1 RWA - risk-weighted assets AOCI - accumulated other comprehensive income

19 $36,217 $36,455 $47,980 2Q24 1Q25 2Q25 6.16% % 5.83% Loan Yields Earning Assets Total loans1 • Up $11.5 billion, due to Bremer and disciplined loan growth – Excluding Bremer, total loan growth of 3.7% annualized; commercial loan growth of 4.6% annualized – $2.3 billion total commercial production ◦ 84% floating; avg yield of 6.9% ◦ 16% fixed; avg yield of 6.2% – ~$4.8 billion total commercial pipeline; up ~40% from 1Q25 • Investor CRE to capital3 of ~265% Securities2 • Duration4 of 4.0, compared to 3.9 for 1Q25 • 2Q25 new money yield of 5.61% • Estimated NTM cash flows5 of ~$2.3 billion • High-quality portfolio – 83% U.S. treasuries and agency-backed – 11% highly-rated municipals securities – 6% corporate and other – All CMBSs are agency-backed Total Loans1 Up 32% YoY $ in millions 1 End of period balances; includes loans held-for-sale 2 End of period balances; includes available-for-sale securities, held-to-maturity securities, equity securities, and FHLB/FRB stock 3 Investor commercial real estate loans as a percentage of bank level Tier 1 capital plus the allowance for credit losses 4 Available-for-sale effective duration including securities hedges 5 Cash flows include principal & interest NTM - Next 12 months CMBS - commercial mortgage-backed security YoY - Year-over-year 6.24% $10,552 $11,167 $14,521 2Q24 1Q25 2Q25 4.07% % 3.58% Securities Yields 3.66% Total Securities2

20 $ in millions, except per-share data 1 Non-GAAP financial measures that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Fully Taxable Equivalent Basis 3 Includes the provision for credit losses on unfunded loan commitments 4 Refers to the initial increase in allowance for credit losses required on acquired non-PCD loans including unfunded loan commitments through the provision for credit losses 5 Includes merger-related expenses and separation expense N/M - not meaningful PCD - purchased credit deteriorated NIM - Net interest margin FTE - Fully taxable equivalent CECL - Current expected credit loss Second-Quarter 2025 Results 2Q25 1Q25 2Q24 % Change 2Q25 vs. 1Q25 2Q25 vs. 2Q24 Net Interest Income (FTE)1,2 $522 $393 $395 33% 32% Provision for credit losses - excluding CECL Day 1 non-PCD provision expense 31 31 36 —% (14%) Provision for credit losses - CECL Day 1 non-PCD provision expense3,4 76 — — N/M N/M Provision for credit losses $107 $31 $36 245% 197% Adjusted noninterest income1 112 94 87 19% 29% Pension plan gain 21 — — N/M N/M Adjusted noninterest expense1 344 263 264 31% 30% Merger-related and other charges5 41 6 19 583% 116% Income taxes (FTE)1,2 37 42 42 (12%) (12%) Net income $125 $145 $121 (14%) 3% Preferred Dividends 4 4 4 —% —% Net income applicable to common shares $121 $141 $117 (14%) 3% Net income applicable to common shares, adjusted2 $191 $145 $144 32% 33% NIM (FTE)1,2 3.53% 3.27% 3.33% 26 bps 20 bps Earnings per diluted share $0.34 $0.44 $0.37 (23%) (8%) Adjusted earnings per diluted share1 $0.53 $0.45 $0.46 18% 15% Return on average assets 0.77% 1.08% 0.92% (31) bps (15) bps Adjusted return on average assets1 1.19% 1.12% 1.12% 7 bps 7 bps Return on average tangible common equity1 12.0% 15.0% 14.1% (300) bps (210) bps Adjusted return on average tangible common equity1 18.1% 15.5% 17.1% 260 bps 100 bps

21 Impacts on Net Interest Margin 3.27% 0.29% 0.01% 0.02% (0.06)% 3.53% 1Q25 Rate / volume mix Credit Accretion # Days IB Deposit Costs 2Q25 $ in millions 1 Fully Taxable Equivalent Basis; Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation NIM - Net interest margin IB - interest-bearing bps - basis points 1 Key Performance Drivers • Net interest income1 increase reflective of larger balance sheet and higher asset yields • NIM1 increased 26 bps vs. 1Q25 • Strong low-cost deposit franchise – Total deposit costs of 193 bps • Core deposits up $11.6 billion primarily due to Bremer – Loan to deposit ratio of 88% Net Interest Income $395 $393 $522 2Q24 1Q25 2Q25 NIM1% 3.53% 3.27%3.33% 1 Net Interest Income & Net Interest Margin1

22 Noninterest Income $ in millions 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Residential mortgage production includes quick home refinance product Key Performance Drivers • Increases in all line items; reflective of Bremer and organic growth of fee-based businesses • 2Q25 mortgage activity – Production2 was $594 million compared to $325 million for 1Q25 ◦ 91% purchase / 9% refi ◦ 58% sold in secondary market – Quarter-end pipeline was $231 million compared to $206 million for 1Q25 2Q25 1Q25 2Q24 Bank Fees $37 $31 $30 Wealth Fees 36 30 29 Mortgage Fees 10 7 7 Capital Markets 7 5 5 Other 22 21 16 Adjusted Noninterest Income1 $112 $94 $87

23 Noninterest Expense $ in millions 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation Key Performance Drivers • Higher primarily due to elevated operating costs and additional intangibles amortization, both related to Bremer • Adjusted efficiency ratio1 of 50.2% 2Q25 1Q25 2Q24 Salaries & Employee Benefits $180 $143 $145 Occupancy & Equipment 43 38 35 Technology & Communication 36 26 28 Other 85 56 56 Adjusted Noninterest Expense1 $344 $263 $264

24 Allowance for Credit Losses $424 $90 $76 $1 $4 $595 Allowance 3/31/2025 PCD Non-PCD Economic Forecast & Other Assumptions Loan Growth & Unfunded Commitments Allowance 6/30/2025 1.16% Credit Quality Asset Quality 0.16% 0.22% 0.30% 0.94% 1.29% 1.24% 30+ Day Delinquency Nonaccrual Loans 2Q24 1Q25 2Q25 $ in millions 1 Includes reserve for unfunded commitments 2 Excludes loans held-for-sale ACL - Allowance for credit losses PCD - purchased credit deteriorated NCO - Net charge-offs Key Credit Quality Metrics • NCOs of 21 bps excluding 3 bps impact of PCD loans • Nonaccrual loans declined 5 bps • Criticized and classified loans, excluding Bremer, down $254 million, or 9% • 30+ day delinquency up modestly due to Bremer Key ACL Model Assumptions • 100% weighting to Moody’s S-2 scenario • Qualitative reserves represent ~25% of total ACL Purchase Accounting Impact • $60 million of credit discount remaining on Bremer non-PCD loans • 4% of allowance on the remaining $2.9 billion of PCD loansACL / Total Loans2% 1.24% 1 Net Charge-Offs 0.16% 0.24% 0.24% 0.11% 0.21% 0.21% ONB ONB, excluding PCD 2Q24 1Q25 2Q25

25 Peer Credit Data 30+ Day Delinquency ONB Peer Average FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 1Q25 2Q25 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% Net Charge-Offs ONB Peer Average FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 1Q25 2Q25 (0.10)% 0.00% 0.10% 0.20% 0.30% 0.40% Non-Performing Loans ONB Peer Average FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 1Q25 2Q25 0.00% 0.50% 1.00% 1.50% Net Charge-Offs / Non- Performing Loans ONB Peer Average FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 1Q25 2Q25 (10)% 0% 10% 20% 30% 40% 50% 60% 1 Peer Group data per S&P Global Market Intelligence - See Appendix for definition of Peer Group 2 Excludes purchased credit deteriorated net charge-offs FY - Full-year 1 1 1 1 2 2

26 Conservative Lending Limit/Risk Grades $ in millions 1 Data as of 6/30/2025 Borrower Asset Quality Rating In-House Direct Lending Limit (Risk Grades) 0 - Investment Grade $100.0 1 - Minimal Grade $100.0 2 - Modest Grade $87.5 3 - Average Risk $75.0 4 - Monitor $60.0 5 - Weak Monitor $45.0 6 - Watch $25.0 Borrower Asset Quality Rating (Risk Grades) 7 - Criticized (Special Mention) 8 - Problem 9 - Nonaccrual In-house lending limits conservative relative to ONB’s legal lending limit1 of $924 million per borrower

27 CRE Non- Owner Occupied 33% CRE Owner Occupied 12% C&I 31% Residential Real Estate 17% Consumer 7% Multifamily 14% Retail 4% Other 7% Warehouse Industrial 4% Office 4% Warehouse Industrial 4% Office 1% Senior Housing 1% Retail 3% Other 3% Total Loans By State MN $10.4 22% IL 8.6 18% IN 5.4 11% WI 5.0 11% MI 3.0 6% TN 2.3 5% ND 1.8 4% KY 1.7 4% TX 1.0 2% FL 1.0 2% OH 0.8 2% CA 0.7 2% MO 0.6 1% Other 5.6 10% Total $47.9 100% Diversified Loan Portfolio Total Loans $47.9 billion CRE Non-Owner Occupied $16.0 billion CRE Owner Occupied $5.9 billion $ in billions As of 6/30/2025 Excludes loans held-for-sale Summations may not equal due to rounding.

28 Multifamily Office Other $0.8 billion >4% <4% CRE Non-Owner Occupied Maturities As of 6/30/2025 NOO - Non-owner occupied $5.2 billion CRE NOO Maturing <18 Mos. Current Int. Rate CRE NOO Maturing <18 Mos. Int. Rate <4% ~2% of Total Loans Maturing CRE NOO Loans • Manageable volume of loans subject to refinance risk – Predominantly multifamily; continues to experience stronger demand and rents – ~2% of total loans that are CRE non-owner occupied mature within 18 months at <4% rate – Loans underwritten at +300 bps over current market rates

29 CRE Non Owner Occupied - Office Our Lending Looks More Like This ...Less Like This • Total office portfolio of $1.9 billion; average loans size is $3.0 million – Largest exposure of ~$60 million • 94% located in bank’s footprint, diversified by submarket • 42% of portfolio is medical office (“MOB”) and/or occupied by investment grade tenants • CBD office exposure is moderate (14% of NOO Office) and primarily within footprint, across 12 cities • Weighted averages – LTV of ~62% – DSC of ~1.58x As of 6/30/2025 CBD - Central business district NOO - Non-owner occupied LTV - loan-to-value DSC - debt service coverage ratio

30 CRE Non Owner Occupied - Multifamily Our Lending Looks More Like This ...Less Like This • Total multifamily portfolio of $6.8 billion; average loans size is $4.5 million – Largest exposure of ~$65 million • 87% located in bank’s footprint • Continued strong demand and rental rates in core markets (IL, MN, WI) • Multifamily remains dominant and stable CRE asset class with no material exposure to rent controlled properties • Weighted averages – LTV of ~58% – DSC of ~1.33x As of 6/30/2025 LTV - loan-to-value DSC - debt service coverage ratio

31 Key Performance Drivers • Strong retained earnings more than offset by the impact of the Bremer transaction and loan growth • HTM securities pre-tax unrealized losses of $456 million (~$342 million net of tax) • No shares of common stock repurchased during 2Q25 • Strong capital position validated by internal stress testing • Expect AOCI to recover3 ~6% by year-end 2025 • TBV1 up 14% YoY Strong Capital Position 1 2Q25 figures are preliminary 2 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 3 Based on implied forward curve at 6/30/2025 CET1 - common equity Tier 1 RWA - risk-weighted assets TCE - tangible common equity HTM - held-to-maturity AOCI - accumulated other comprehensive income TBV - tangible common book value YoY - Year-over-year 2Q25 1Q25 2Q24 CET1 capital to RWA 10.74% 11.62% 10.73% Tier 1 capital to RWA 11.20% 12.23% 11.33% Total capital to RWA 12.59% 13.68% 12.71% TCE to tangible assets2 7.26% 7.76% 6.94% Tangible common book value2 $12.60 $12.54 $11.05 1

Appendix Appendix

33 ~75% >5 years Core Deposit Tenure 25% 27%21% 27% <5 years 5-15 years 15-25 years >25 years Brokered Deposits/ Total Deposits 8.6% 6.0% 3.8% Peers - 1Q25 Peer Avg - 1Q25 ONB - 2Q25 ONB - 1Q25 Deposit Highlights • Insured deposits2 >70% of total deposits • Granular low-cost deposit franchise – Top 20 deposit clients represents ~7% of total deposits; weighted average tenure > 27 years; ~62% collateralized or insured – 80% of accounts have balances <$25k; average balance of ~$4,500 – Exception and special pricing ◦ ~36% of total deposits ◦ Weighted average rate of 3.19% Average Core Account Balance ONB Peer Average $0-$250k >$250k $16k $1.0mm $25k $1.5mm 1 Granular, Long-Tenured Deposit Base $ in billions, unless otherwise stated As of 6/30/2025 1 Peer Group data per S&P Global Market Intelligence as of 3/31/2025 - See Appendix for definition of Peer Group 2 Includes the estimate of Old National Bank federally uninsured deposits for regulatory purposes, as adjusted for affiliate deposits and collateralized or otherwise insured deposits k - thousand mm - millions 11

34 Position or Salary Target Ownership Guidelines Chief Executive Officer 5X salary in stock or 200,000 shares Chief Operating Officer 4X salary in stock or 100,000 shares Salary equal to or greater than $250,000 3X salary in stock or 50,000 shares • Stock ownership guidelines have been established for executive officers as follows: Commitment to Strong Corporate Governance • As indicated in Old National’s annual meeting proxy statement filed on April 4, 2025, each of our named executive officers is in compliance with stock ownership guidelines

35 Commitment to Excellence Trade names, trademarks and service marks of other companies appearing in this presentation are the property of their respective holders

36 Old National’s 2024 Community Action Report (“CAR”) Report showcases our commitment to: • Strong risk management and corporate governance principles • Putting our clients at the center of all we do • Investing in our team members • Strengthening our communities • Sustainability To view ONB’s CAR Report and Sustainability Accounting Standards Board (“SASB”) Index, go to oldnational.com Commitment to the Communities We Serve

37 CAR At A Glance - 2024

38 • Tied to long-term shareholder value 2024 Executive Compensation TSR - total shareholder return ROATCE - return on average tangible common equity NEO - Named executive officers KRX - “KBW” Nasdaq Regional Bank Index Short-Term Incentive Compensation Performance Measure Weight Adjusted EPS 100% Pre-determined formulaic modifiers for relative deposit cost and deposit growth versus banks in the KRX Index Long-Term Equity Compensation Performance Measure Weight Performance-based (50% TSR & 50% ROATCE) CEO 60% All other NEO’s 50% Service-based CEO 40% All other NEO’s 50%

39 Board of Directors and Corporate Governance 63% 31% 6% 0-5 years 6-10 years > 10 years Tenure 94% Independent 44% Female and minority directors 75% Other public company experience Lead Independent Director Daniel Hermann was appointed as Lead Independent Director in January 2025 Annual Election Elected each year for one- year term Stock Ownership Robust ownership guidelines Director Education Comprehensive director education throughout the year Self-Assessment Annual board and committee assessments Diversity in backgrounds, education, professional experiences, gender, minority status and perspectives Barbara A. Boigegrain Former CEO of Wespath Benefits and Investments Formerly with Towers Perrin merged to form Willis Towers Watson (NASDAQ) Thomas L. Brown Former Senior Vice President/CFO of RLI Corp. (NYSE) and Partner of PricewaterhouseCoopers LLP Kathryn J. Hayley CEO of Rosewood Advisory Services, LLC Former Executive Vice President of United Healthcare (NYSE) Peter J. Henseler Chairman of TOMY International Formerly with RC2 Corporation (NASDAQ), McDonald’s Corporation and Hasbro, Inc. Daniel S. Hermann Lead Independent Director Founding Partner of Lechwe Holdings, LLC Founder and former CEO of AmeriQual Group, LLC Ryan C. Kitchell Chairman of the Indiana Governor’s Workforce Cabinet Former CAO & CFO of Indiana University Health Austin M. Ramirez CEO of HUSCO International Formerly with McKinsey & Company Daniel C. Reardon Co-CEO and Trustee of Otto Bremer Trust Ellen A. Rudnick Senior Advisor for New Venture Programming, University of Chicago Booth School of Business Former Vice President of Baxter International, Inc. (NYSE) James C. Ryan, III Chairman and CEO of Old National Bancorp Thomas E. Salmon Former Chairman and CEO of Berry Global Group, Inc. (NYSE) Rebecca S. Skillman Former Chairperson of Radius Indiana Former Lieutenant Governor of the State of Indiana Michael J. Small Chairman of Kognitive Networks, Inc. Former President and CEO, Gogo, Inc. (NASDAQ) Derrick J. Stewart Executive Vice President and COO of the YMCA Retirement Fund Former President and CEO of YMCA of Greater Indianapolis Stephen C. Van Arsdell Former Senior Partner, Chairman & CEO of Deloitte & Touche LLP Katherine E. White Brigadier General, U.S. Army National Guard Professor of Law, Wayne State University Law School

40 2Q25 1Q25 2Q24 Net interest income $514.8 $387.6 $388.5 FTE Adjustment 7.1 5.4 6.3 Net interest income (FTE) $521.9 $393.0 $394.8 Add: Fee income 132.5 93.8 87.3 Total revenue (FTE) $654.4 $486.8 $482.1 Less: Provision for credit losses (106.8) (31.4) (36.2) Less: Noninterest expense (384.7) (268.5) (283.0) Income before income taxes (FTE) $162.9 $186.9 $162.9 Less: Income taxes (FTE) 37.3 42.2 41.6 Net income $125.6 $144.7 $121.3 Less: Preferred dividends (4.1) (4.0) (4.1) Net income applicable to common shares $121.4 $140.7 $117.2 Earnings Per Share $0.34 $0.44 $0.37 Adjustments: Merger-related charges $41.2 $5.9 $19.4 CECL Day 1 non-PCD provision 75.6 0.0 15.3 Pension plan gain (21.0) 0.0 0.0 Debt securities losses 0.0 0.1 0.0 Total adjustments 95.8 6.0 34.7 Less: Tax effect on net total adjustments1 (26.4) (1.1) (7.9) Total adjustments, net of tax $69.4 $4.9 $26.8 Net income applicable to common shares, adjusted 190.9 145.6 144.0 Adjusted Earnings Per Diluted Share $0.53 $0.45 $0.46 Non-GAAP Reconciliation $ in millions, except per share data Summations may not equal due to rounding 1 Tax-effect calculations use management's estimate of the full year FTE tax rates (federal + state) FTE - Fully taxable equivalent

41 2Q25 1Q25 2Q24 Noninterest income $132.5 $93.8 $87.3 Less: Debt securities losses 0.0 0.1 0.0 Less: Pension plan gain (21.0) 0.0 0.0 Adjusted noninterest income $111.5 $93.9 $87.3 Noninterest expense $384.8 $268.5 $283.0 Less: Merger-related charges (41.2) (5.9) (19.4) Adjusted noninterest expense $343.7 $262.7 $263.6 Non-GAAP Reconciliation $ in millions Summations may not equal due to rounding

42 2Q25 1Q25 2Q24 Noninterest Expense $384.7 $268.5 $283.0 Less: Intangible amortization (19.7) (6.8) (7.4) Noninterest expense, excluding intangible amortization 365.1 261.7 275.6 Adjustments: Less: Merger-related charges (41.2) (5.9) (19.4) Less: Amortization of tax credits investments (5.8) (3.4) (2.7) Adjusted noninterest expense for eff. ratio $318.1 $252.4 $253.5 Net interest income $514.9 $387.6 $388.5 Add: FTE adjustment 7.0 5.4 6.3 Net interest income (FTE) $521.9 $393.0 $394.8 Noninterest income 132.5 93.8 87.3 Total revenue (FTE) $654.4 $486.8 $482.1 Less: Debt securities losses 0.0 0.1 0.0 Total revenue, excluding debt securities losses 654.4 486.9 482.1 Adjustments: Less: Pension plan gain (21.0) 0.0 0.0 Adjusted total revenue for eff. ratio $633.4 $486.9 $482.1 Efficiency Ratio 55.8% 53.7% 57.2% Adjusted Efficiency Ratio 50.2% 51.8% 52.6% Net interest income $514.8 $387.6 $388.5 FTE adjustment 7.0 5.4 6.3 Net interest income (FTE) $521.8 $393.0 $394.8 Average earnings assets $59,061.2 $48,077.3 $47,406.8 Net interest margin 3.49% 3.23% 3.28% Net interest margin (FTE) 3.53% 3.27% 3.33% Non-GAAP Reconciliation $ in millions Summations may not equal due to rounding FTE - Fully taxable equivalent

43 2Q25 1Q25 2Q24 Net income applicable to common shares $121.4 $140.7 $117.2 Add: Intangibles amortization, net of tax 14.7 5.1 5.6 Tangible net income applicable to common shares $136.2 $145.8 $122.8 Total adjustments, net of tax $69.4 $4.9 $26.8 Adjusted net income applicable to common shares, excluding intangibles amortization $205.6 $150.7 $149.6 Average GAAP shareholders’ common equity $7,208.4 $6,172.8 $5,735.3 Less: Average goodwill and other intangible assets (2,670.7) (2,292.5) (2,245.4) Average tangible shareholders’ common equity $4,537.7 $3,880.3 $3,489.9 Return on average tangible shareholders’ common equity 12.0% 15.0% 14.1% Adjusted return on average tangible common equity 18.1% 15.5% 17.1% Net income $125.6 $144.7 $121.3 Total adjustments, net of tax 69.4 4.9 26.8 Adjusted Net Income $195.0 $149.6 $148.1 Average Assets $65,486.1 $53,445.6 $52,847.1 Return on average assets 0.77% 1.08% 0.92% Adjusted return on average assets 1.19% 1.12% 1.12% Non-GAAP Reconciliation $ in millions Summations may not equal due to rounding

44 2Q25 1Q25 2Q24 Shareholders' equity $8,126.4 $6,535.0 $6,075.0 Less: Preferred equity (243.7) (243.7) (243.7) Shareholders' common equity 7,882.7 6,291.3 5,831.3 Less: Goodwill and other intangible assets (2,944.4) (2,289.3) (2,306.2) Tangible shareholders' common equity $4,938.3 $4,002.0 $3,525.1 Common shares outstanding 391.8 319.2 319.0 Tangible common book value $12.60 $12.54 $11.05 Total assets $70,979.8 $53,878.0 $53,119.6 Less: Goodwill and other intangible assets (2,944.4) (2,289.3) (2,306.2) Tangible assets $68,035.4 $51,588.7 $50,813.4 Tangible shareholders’ common equity to tangible assets 7.26% 7.76% 6.94% Non-GAAP Reconciliation $ in millions Summations may not equal due to rounding

45 2025 Peer Group Associated Banc-Corp ASB BOK Financial Corporation BOKF Cadence Bancorporation CADE Columbia Banking System, Inc. COLB Comerica Incorporated CMA F.N.B. Corporation FNB First Horizon Corporation FHN Hancock Whitney Corporation HWC Pinnacle Financial Partners, Inc. PNFP Synovus Financial SNV UMB Financial Corporation UMBF Valley National Bancorp VLY Webster Financial Corporation WBS Western Alliance Bancorporation WAL Wintrust Financial Corporation WTFC Zions Bancorporation ZION Like-size, publicly-traded financial services companies, serving comparable demographics with comparable services as Old National Bancorp

46 Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Durchholz, CPA SVP - Director of Investor Relations 812-464-1366 lynell.durchholz@oldnational.com Old National Investor Relations Contact